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                          MFS VARIABLE INSURANCE TRUST

                 Supplement to the Prospectus dated May 1, 1995



         The Trust has suspended sales of two of its series, the MFS Growth Series and the MFS Strategic Fixed Income Series, for an indefinite period. These Series have not, as of the date of this Supplement, commenced investment operations. Therefore, while the Prospectus describes these two Series, they are not currently offered for sale as investment options with respect to the Group and Individual Flexible Premium Variable Life Insurance Policies issued by Paragon Life Insurance Company.


                The date of this Supplement is November 8, 1995